U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2008

MORTGAGEBROKERS.COM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

333-105778
(Commission File No.)

Delaware (State or other jurisdiction of incorporation or organization)	05-0554486 (IRS Employer Identification No.)

260 Edgeley Boulevard, Suite 11, Concord, Ontario L4K 3Y4
(Address of principal executive offices)

(877) 410-4848
(Registrant’s telephone number)

Not applicable
(Former Name or Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                      Changes in Registrant’s Certifying Accountant

Engagement of Accountant

On May 11, 2008, the board of directors of the Company approved the engagement of McGovern, Hurley, Cunningham, LLP, as its new independent accountant.  During the two most recent fiscal years and through the date hereof, neither the Company nor any one on behalf of the Company has consulted with McGovern, Hurley, Cunningham, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events required to be disclosed under Items 304(a)(2)(i) or (ii) of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mortgagebrokers.com Holdings, Inc.

Date: May 12, 2008	By:	/s/ Alex Haditaghi
Alex Haditaghi, President